UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-k

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/07/2007

Marriott International, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13881

Delaware	52-2055918
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10400 Fernwood Road
Bethesda, MD 20817
(Address of principal executive offices, including zip code)

301-380-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On June 7, 2007, Marriott International, Inc. (the "Company") reached a settlement with the Internal Revenue Service and the Department of Labor regarding the examination of the leveraged employee stock ownership plan ("ESOP") feature of the Company's Employees' Profit Sharing, Retirement and Savings Plan and Trust that was implemented in a transaction on June 13, 2000. A copy of the press release, which includes descriptions of the settlement and the related financial statement impact, is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.        Description

99.1                 Press release issued on June 8, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marriott International, Inc.

Date: June 08, 2007	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President, Financial Reporting and Enterprise Risk Management

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release issued on June 8, 2007.